CASH, CASH EQUIVALENTS AND INVESTMENTS	12 Months Ended
Dec. 31, 2012
CASH, CASH EQUIVALENTS AND INVESTMENTS
CASH, CASH EQUIVALENTS AND INVESTMENTS

NOTE 6—CASH, CASH EQUIVALENTS AND INVESTMENTS

        Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments. There was no available-for-sale securities included in cash and cash equivalents at December 31, 2012 or December 31, 2011.

        Short-term investments consist of bank notes of $0.3 million and $2.4 million at December 31, 2012 and December 31, 2011, respectively. The Company accepts bank notes receivable with maturity dates of between three and six months from its customers in China in the normal course of business. The Company may discount these bank notes with banking institutions in China. No bank notes were sold during the years ended December 31, 2012, 2011 and 2010.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

        There were no available-for-sale securities subject to fair value accounting at December 31, 2011. All long-term investments at December 31, 2011 were in privately-held companies and were accounted for under the cost or equity method. As at December 31, 2012, the Company had investments in convertible bonds and redeemable preferred stock which were classified as available-for-sale securities and are subject to fair value accounting. Investments in debt securities classified as available for sale will be measured subsequently at fair value in the statement of financial position. An impairment charge will be recognized by the Company when a decline in the fair value below the cost basis is judged to be other-than-temporary.

        The following table shows the break-down of the Company's total long-term investments as of December 31, 2012 and December 31, 2011:

	Accounting Method	December 31, 2012	December 31, 2011
		(in thousands)
Cortina	Cost Method	$3,348	$3,348
GCT SemiConductor, Inc.	Cost Method	811	3,000
Xalted Networks	Cost Method	279	1,133
SBI	Cost Method	2,306	1,945
iTV Media Inc.	Cost Method	14,894	—

Investment using Cost Method Total		21,638	9,426

ACELAND	Equity Method	2,109	2,109
Beijing Bodashutong Technology	Equity Method	577	572
Shareholder Loan to ACELAND	Equity Method	7,119	7,119

Investment using Equity Method Total		9,805	9,800

iTV Media Inc.	Available for sale	3,000	—
AioTV	Available for sale	8,000	—
UTStarcom Hong Kong Holdings Ltd	Available for sale	20,000	—

Investments Classified as available-for-sale Total		31,000	—

Total Investment		$62,443	$19,226

Cortina

        In September 2004, the Company invested $2.0 million in Series A preferred stock of ImmenStar, Inc., or ImmenStar. ImmenStar was a development stage company that designed a chip that was used in the Company's product. This investment was accounted for under the cost method. In February 2007, ImmenStar was acquired by Cortina Systems, Inc., or Cortina. In exchange for the Company's investment in ImmenStar, the Company received 3.6 million shares of Series D Preferred Convertible Stock of Cortina at $0.837 per share, $1.8 million cash in March 2007 and received an additional 0.4 million shares of Series D Preferred Convertible Stock at $0.837 per share and $0.2 million cash from escrow during 2008. The Company owns an approximately 1% interest of Cortina at both December 31, 2012 and 2011 and accounts for the investment in Cortina using the cost method.

GCT Semiconductor

        In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or GCT. This investment represents approximately a 2% interest in GCT Semiconductor, Inc., which designs, develops and markets integrated circuit products for the wireless communications industry. This investment is accounted for under the cost method. In the fourth quarter of 2012, the Company reassessed the fair value of its investment in GCT (level 2 within the fair value hierarchy) based on reviewing GCT's operational performance, cash position, financing needs and the stock price of latest private equity financing obtained by GCT, and as a result recorded a $2.2 million impairment charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of GCT.

Xalted Networks, or Xalted

        In May 2005 and August 2005, the Company invested $2.0 million and $1.0 million, respectively, in Xalted. In March 2006, the Company invested an additional $0.3 million in Xalted. Xalted is a development stage company providing telecommunication operator customers with a comprehensive set of network systems, software solutions and service offerings. The Company had less than a 10% ownership interest at December 31, 2012 and 2011, on a fully diluted basis, in Xalted and accounts for the investment using the cost method. During the third quarter of 2009, management re-evaluated the carrying value of this investment, including reviewing Xalted's cash position, recent financing activities, financing needs, earnings/revenue outlook, operational performance, and competition. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $1.7 million impairment charge for this investment in other income, net in the third quarter of 2009. In the second quarter of 2011, Xalted completed a share exchange agreement with Kranem Corporation, or Kranem, a public company listed in Over the Counter Bulletin Board. This transaction was recorded as a reverse recapitalization. As a result of this transaction, Xalted became a holding company which did not have any operations other than owning 35% of the issued and outstanding shares of Kranem. In the fourth quarter of 2011, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.5 million impairment charge in other income (expense), net due to an other-than-temporary decline in the fair value of Xalted. In the third quarter of 2012, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.8 million impairment charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of Xalted.

SBI NEO Technology A Investment LPS, or SBI

        In 2008, the Company invested $0.5 million into SBI in exchange for approximately 2% of the Partnership interest. The Partnership's investment objective is to invest in unlisted or listed companies in Japan and overseas that are engaged in high growth businesses, including businesses focused on information technology and the environment. In the fourth quarter of 2012, the first quarter of 2011 and 2010, the Company contributed an additional $0.6 million, $0.7 million and $0.7 million into SBI, respectively, and maintained a partnership interest of approximately 2% as of December 31, 2012. The Company has concluded that it does not have a controlling interest in SBI as it does not have the power to direct the activities of SBI that most significantly impact the entity's economic performance nor does it have significant influence over SBI. Affiliates of a related party have a controlling interest in SBI. See "Note 20—Related Party Transactions." The Company accounts for the investment in SBI using the cost method.

ACELAND Investment Limited

        In December 2010, the Company invested $2.1 million into ACELAND. ACELAND is a joint venture entity with ZTE H.K. Limited. The entity's investment objective is to participate in the investment in Wireless City Planning operated by Softbank to develop XGP business. Pursuant to the investment agreement, in the second quarter of 2011, the Company extended a shareholder loan to ACELAND in the amount of $7.1 million which could be used by ACELAND to subscribe for Class B Wireless City Planning shares. The shareholder loan was made by all shareholders of ACELAND in proportion to their equity interests in ACELAND. Based on the terms of the loan which make repayment contingent on certain events, the Company accounted for it as an equity investment.

        The Company owned an approximately 35% interest in ACELAND at December 31, 2012 and continues to account for the investment in ACELAND using the equity method. ACELAND did not incur any significant income or losses in 2012 and 2011as it is a holding company and accounts for its sole investment on the cost basis.

Beijing Bodashutong Technology Development Co. Ltd.

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd., with the investment objective of providing broadband solutions and comprehensive telecom technology services for a new affordable housing development in Beijing, China. The Company owned a 30% equity interest of Bodashutong as of December 31, 2012, and accounts for this investment using the equity method.

        On September 21, 2012, the Board of Directors of Bodashutong approved a Board Resolution which approved Shidazhibo (Beijing) Culture and Media Co. Ltd to transfer its equity interest in Bodashutong to the other three shareholders of Bodashutong equally at a consideration equal to the initial investment amount of $0.6 million. The equity transfer was subject to approval from State-owned Assets Supervision and Administration Commission of the State Council. Such approval was obtained in February 2013 and the equity interest transfer was completed in March 2013.

AioTV Inc.

        In November 2012, the Company invested $8 million in Series B Preferred Stocks of AioTV Inc, or AioTV, at $0.320937 per share. AioTV stands for "all-in-one TV" and is an international cloud-based video aggregation and distribution platform. The investment objective is to give the Company access to technology that will support its rollout of subscription-based, value-added media services. The Company owned a 44% equity interest in AioTV as of December 31, 2012. The preferred stock has been classified as available-for-sale securities as they are not considered to be in-substance common stock due to their redemption feature and is thus subject to fair value accounting. As of December 31, 2012, the Company considered there was no material change to the fair value of the preferred stock as considering there had been no significant changes in the AioTV's business and financial conditions during the relatively short period since the investment was made in November 2012.

UTStarcom Hong Kong Holdings Ltd.,

        UTStarcom Hong Kong Holdings Ltd., previously a subsidiary prior to its disposal to the buyer as part of the sale of the IPTV business, is an entity owned by the former CEO of the Company, and is not a subsidiary of the Company. On August 31, 2012, the Company completed a sale of its IPTV business to entity founded by a former employee, who was our former CEO, and paid approximately $30.0 million. In connection with this transaction, the Company recorded a net loss of $17.5 million during 2012 as a result of this sale transaction. On the same day, UTStarcom Hong Kong Holdings Ltd., issued a convertible bond (the "Convertible Bond") to UTStarcom Hong Kong Ltd., a subsidiary of the Company, in the principal amount of $20.0 million. According to the terms of the Convertible Bond, the Convertible Bond bears interest at 6.5% per annum and will mature on August 31, 2017 (the Maturity Date). On or prior to the Maturity Date, if UTStarcom Hong Kong Holdings Ltd. achieves operating income break-even, $5.0 million of principal of the Convertible Bond will be converted automatically into 8% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. . At the Maturity Date, the holder may convert the outstanding principal amount of the Convertible Bond and all accrued and unpaid interest into fully paid and nonassessable ordinary shares of UTStarcom Hong Kong Holdings Ltd. equal to 25% (if 8% of shares specified above are issued) or 33% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. or may elect repayment in cash. The Convertible Bond was classified as available-for-sale securities subject to fair value accounting. As of December 31, 2012, the fair value of the Convertible Bond approximates $20 million. To estimate its fair value, the Company used the Cox, Ross and Rubinstein Binomial Model ("Binomial-Model"), which is based on the fair value of invested capital evaluated by an income approach. The significant inputs for the valuation model included the following:

Years Ended December 31
Total fair value of Invested capital as at valuation date	40,000
Risk free rate of interest	1.25%
Dividend Yield	3%
Maturity Date	2017/8/30
Volatility	51.9%

        The fair value of the invested capital has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate of 35% by using the weighted average cost of capital method.

        Risk free rate of interest adopted for the valuation were estimated based on the market yield of China Government international bond with maturity similar to the expected term of the Convertible Bond.

        Dividend yield was calculated to be 3% considering a debt to equity ratio of 50:50 throughout the Convertible Bond's holding period per Management's estimation. The coupon rate carried by the debt portion is 6.5% per annum whilst the expected dividend yield for equity portion is assumed to be zero by the Management given the fact that the underlying IPTV business is still in an early stage.

        Maturity date is the time to maturity of the Convertible Bond according to the investment agreement.

        The expected equity volatility were estimated based on the annualized standard deviation of the daily return embedded in the historical stock price of comparable companies with a time horizon close to the expected term determined based on the maturity date.

iTV

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchased Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV which were held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which management believes closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company has the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares held by the Company if, by the one year anniversary of the closing date, regulatory approvals had not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constitute 75% of the total shares of iTV which gave the Company control over iTV. The Company recorded this transaction as an acquisition of a business.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 (or 1,491,091 after reverse share split) ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million for the iTV ordinary shares and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represented the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company amortized these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. On April 15, 2012, the Share Exchange Agreement was entered into by the Company and the iTV shareholders to exercise the repurchase right. The transaction was effective on June 4, 2012 and the transfer was completed on June 21, 2012. Upon the execution of the Share Exchange Agreement, 4,473,272 (or 1,491,091 after reverse share split) UTStarcom ordinary shares previously held by Smart Frontier were transferred back to the Company as treasury shares and the 5,100,000 ordinary shares of Stage Smart Limited previously held by UTStarcom were transferred back to Smart Frontier Holdings Limited. After the repurchase, the Company decreased its ownership in iTV from 75% to approximately 49% and reduced its representation on the iTV board of directors from three to two out of a total of five board seats, which triggered deconsolidation of iTV from its consolidated financial statements starting from June 21, 2012. As a result of the repurchase, the Company measured the fair value of its retained interests in the Series A Preference Shares of iTV at the date of losing control, which amounted to $14.9 million. Upon the deconsolidation, the Company derecognized the assets (including intangible assets and goodwill) and liabilities of iTV at their carrying amounts on the date control was lost, derecognized the carrying amount of any NCI at the date control was lost (including any components of accumulated other comprehensive income attributable to it), and recognized the fair value of the proceeds from the transaction. There was no material gain or loss resulting from the transaction. Since the remaining Series A Preference Shares of iTV invested by the Company did not qualify as the in-substance common stock due to their substantive liquidation preference, the Company uses the cost method to account for the investment the iTV Series A preference shares after the deconsolidation.

        On December 3, 2012, iTV issued a convertible bond to the Company for cash in the principal amount of $3.0 million which shall be convertible into the preference shares issued in a qualified financing, as defined in the convertible bond agreement, or additional Series A Preferred Stock, if a qualified financing is completed. The conversion price per share equals to the lesser of 85% of the per share price paid to the other purchaser of preference shares sold in the qualified financing and the price per share of the Series A Preferred Stock paid by the Compnay. According to the terms of the convertible bond, the convertible bond bears interest at 6.5% per annum and will mature on December 31, 2013. The convertible bond was classified as available-for-sale securities subject to fair value accounting. As of December 31, 2012, the Company considered that there was no material change to the fair value of the convertible bond as there had been no significant changes in the business and financial conditions of iTV during the relatively short period since the convertible bond was purchased in December 2012. As a result of our investment in the convertible bond, we have reassessed our investment in the Series A preference shares. We continue to account for them using the cost method as at December 31, 2012 as they still do not qualify as in-substance-common stock due to their substantive liquidation preference.

  Fair Value Measurements

        Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

  Level 1—observable inputs such as quoted prices in active markets for identical assets or liabilities.

  Level 2—inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

  Level 3—unobservable inputs based on the Company's assumptions.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The company has adopted the requirement for the disclosure.

        The Company's financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, long-term investments, accounts payable and certain accrued expenses. Short-term investments are limited to bank notes with original maturities longer than three months and less than one year. As of December 31, 2012 and 2011, the respective carrying values of financial instruments except for long-term investments approximated their fair values based on their short-term maturities. As of December 31, 2012, the combined fair value of the entity's long term investments in available-for-sale Level 3 convertible bond and redeemable securities was $31.0 million, which is the same as their carrying value.

        The following is a summary of available-for-sales investments as of December 31, 2012:

	Amortized cost	Unrealized Gains	Unrealized Losses for More Than 12 months	Estimated fair value
	(in thousands)
Convertible bonds of privately-held company	$23,000	—	—	$23,000
Preferred convertible shares of privately-held company	$8,000	—	—	$8,000

Total available-for-sales Investments	$31,000	—	—	$31,000

        Financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows:

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2012
Short-term investment	$296	$—	$—	$296

Long-term investment	$—	$—	$31,000	$31,000

As of December 31, 2011
Short-term investment	$2,372	$—	$—	$2,372

        As of December 31, 2012 and 2011, the Company's financial assets measured on a non-recurring basis included $31.4 million and $19.2 million of equity investments in privately-held companies, respectively.